UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2009 (October 26, 2009)
Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 349-8451
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
As previously reported on Park National Corporation’s (“Park”) Current Report on Form 8-K, dated October 28, 2009 and filed with the Securites and Exchange Commission (the “SEC”) at 9:08 a.m., Eastern Daylight Time on that date (the “Early Morning October 28, 2009 Form 8-K”) on October 27, 2009, Park entered into securities purchase agreements with certain institutional investors, pursuant to which Park agreed to sell, in a registered direct public offering, an aggregate of 500,000 common shares, Series A Common Share Warrants, which are exercisable within six months of the closing date, to purchase up to an aggregate of 250,000 common shares (the “Series A Warrants”), and Series B Common Share Warrants, which are exercisable within 12 months of the closing date, to purchase up to an aggregate of 250,000 common shares (the “Series B Warrants” and, collectively with the Series A Warrants, the “Warrants”) for total gross proceeds of approximately $30.8 million. The purchase price for each common share together with one-half of a Series A Warrant and one-half of a Series B Warrant is $61.59 (the “Per Share Purchase Price”), which was the closing price of Park’s common shares on October 26, 2009. The purchase price for each common share with no Warrants is $60.00. The purchase price for a combination of one-half of a Series A Warrant and one-half of a Series B Warrant is $1.59. Each Warrant entitles the investor to purchase one common share at $67.75, or 110% of the Per Share Purchase Price, subject to anti-dilution provisions that require adjustment to reflect stock dividends and splits, pro-rata distributions, certain cash dividends and certain fundamental transactions. The closing of the offering is expected to take place no later than November 2, 2009, subject to the satisfaction of customary closing conditions.
The common shares, Series A Warrants, Series B Warrants and common shares issuable upon exercise of the Warrants will be issued pursuant to a prospectus supplement filed on October 28, 2009 with the SEC in connection with a takedown from Park’s shelf registration on Form S-3 (Registration File No. 333-159454), which was declared effective by the SEC on May 22, 2009. A copy of the opinion of Vorys, Sater, Seymour and Pease LLP, counsel to Park, relating to the common shares and the Warrants to be sold pursuant to the securities purchase agreements and the common shares issuable upon exercise of the Warrants is attached as Exhibit 5.1 to this Current Report on Form 8-K.
One group of affiliated investors has agreed to purchase 460,000 common shares at a price of $60.00 per share, with no Warrants, for a total purchase price of $27,600,000. Another investor has agreed to purchase 40,000 common shares, together with Series A Warrants to purchase an aggregate of 20,000 common shares and Series B Warrants to purchase an aggregate of 20,000 common shares at the $61.59 Per Share Purchase Price, for a total purchase price of $2,463,600. A third investor agreed to purchase Series A Warrants to purchase an aggregate of 230,000 common shares and Series B Warrants to purchase an aggregate of 230,000 common shares, for a total purchase price of $731,400.
On October 26, 2009, Park entered into a letter agreement with Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as exclusive placement agent on a “reasonable best efforts” basis in connection with the sale of 500,000 common shares together with the Series A Warrants and the Series B Warrants in the registered direct public offering described above. Park has agreed to pay the Placement Agent an aggregate fee equal to 3% of the gross proceeds from the sale of the common shares and Warrants in the offering, plus 3% of the aggregate gross proceeds Park receives, if any, from the exercise of the Warrants. Park has also agreed to reimburse the Placement Agent for all reasonable travel and other out-of-pocket expenses incurred in connection with the offering, including the reasonable fees and expenses of its counsel, not to exceed the lesser of 1% of the gross proceeds raised by Park and $25,000.

A copy of the letter agreement, copies of the forms of securities purchase agreements and a copy of the form of Series A / Series B Warrant, are attached hereto as Exhibits 10.1, 10.2 through 10.4, and 4.1, respectively, and are incorporated by reference. The foregoing summaries of the terms of the letter agreement, the securities purchase agreements and the Warrants are subject to, and qualified in their entirety by, such documents.
On October 28, 2009, Park issued a news release announcing the offering. A copy of the news release was attached as Exhibit 99.1 to the Early Morning October 28, 2009 Form 8-K as is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Form of Series A / Series B Common Share Warrant
5.1	Opinion of Vorys, Sater, Seymour and Pease LLP
10.1	Letter Agreement, dated October 26, 2009, by and between Park and Rodman & Renshaw, LLC.
10.2	Form of Securities Purchase Agreement — Common Shares and Warrants
10.3	Form of Securities Purchase Agreement — Common Shares Only
10.4	Form of Securities Purchase Agreement — Warrants Only
23.1	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.1)
23.2	Consent of Crowe Horwath, LLP
99.1	News Release issued by Park National Corporation on October 28, 2009 announcing agreements for direct placement of $30.8 million in capital (incorporated herein by reference to Exhibit 99.1 to Park National Corporation’s Current Report on Form 8-K dated and filed on October 28, 2009 (File No. 1-13006)).
[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: October 28, 2009	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 28, 2009
Park National Corporation

Exhibit No.	Description
4.1	Form of Warrant
5.1	Opinion of Vorys, Sater, Seymour and Pease LLP
10.1	Letter Agreement, dated October 26, 2009, by and between Park and Rodman & Renshaw, LLC
10.2	Form of Securities Purchase Agreement — Common Shares and Warrants
10.3	Form of Securities Purchase Agreement — Common Shares Only
10.4	Form of Securities Purchase Agreement — Warrants Only
23.1	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.1)
23.2	Consent of Crowe Horwath, LLP
99.1	News Release issued by Park National Corporation on October 28, 2009 announcing agreements for direct placement of $30.8 million in capital (incorporated herein by reference to Exhibit 99.1 to Park National Corporation’s Current Report on Form 8-K dated and filed on October 28, 2009 (File No. 1-13006)).

5